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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549
                               _________________



                                  FORM 8-K/A
                               (Amendment No. 2)



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported):  July 12, 2000


                               _________________


                     GEMSTAR-TV GUIDE INTERNATIONAL, INC.

            (Exact Name of Registrant as Specified in its Charter)


           Delaware                       0-26878                95-4782077
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
         Incorporation)                                      Identification No.)


                         135 North Los Robles Avenue,
                                   Suite 800
                          Pasadena, California 91101
                        (Address of Principal Executive
                             Offices and Zip Code)

                                (626) 792-5700
             (Registrant's Telephone Number, Including Area Code)

                               _________________

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ITEM 5.  OTHER EVENTS.

  On October 4, 1999, Gemstar International Group Limited ("Gemstar") and TV Guide, Inc., a Delaware corporation ("TV Guide"), announced that they had entered into an Agreement and Plan of Merger, under which Gemstar would acquire TV Guide. On July 12, 2000 the merger was consummated and TV Guide became a wholly-owned subsidiary of Gemstar. In connection with the closing of the merger, on July 12, 2000 Gemstar changed its name to "Gemstar-TV Guide International, Inc." (the "Company").

  On July 24, 2000, the Company filed a Current Report on Form 8-K related to the above merger. On August 11, 2000, the Company filed an Amended Current Report on Form 8-K/A, which, among other things, incorporated by reference TV Guide's audited historical financial information as of December 31, 1999 and 1998, and for each of the years in the three year period ended December 31, 1999, incorporated by reference TV Guide's unaudited historical financial information as of March 31, 2000 and for the three months ended March 31, 2000 and 1999, and included unaudited pro forma financial information of the Company as of and for the year ended March 31, 2000.

  This Amended Current Report on Form 8-K/A incorporates by reference TV Guide's unaudited historical financial information as of June 30, 2000 and for the six months ended June 30, 2000 and 1999, and includes unaudited pro forma financial information of the Company as of and for the three months ended June 30, 2000.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          TV Guide's unaudited condensed consolidated balance sheet as of June 30, 2000 and the related unaudited condensed consolidated statements of income and cash flows for the six months ended June 30, 2000 and 1999, are incorporated herein by reference to TV Guide's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000 (File No. 0-22662).

         (b) PRO FORMA FINANCIAL INFORMATION.

         Unaudited pro forma financial information of the Company as of and for the three months ended June 30, 2000 is filed as Exhibit 99.1.

         (c)  EXHIBITS.

Exhibit No.      Description
-----------      -----------

99.1             Unaudited Pro Forma Condensed Combined Financial Statements

                                       2
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                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 6, 2000

                                      GEMSTAR-TV GUIDE INTERNATIONAL, INC.


                                      /s/ STEPHEN A. WEISWASSER
                                     ____________________________________
                                             Stephen A. Weiswasser
                                           Executive Vice President
                                             and General Counsel

                                       3
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                               INDEX OF EXHIBITS


Exhibit No.      Description
-----------      -----------

99.1          Unaudited Pro Forma Condensed Combined Financial Statements